UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

NorthStrive Acquisition Corp I.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43452	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(888) 445-4886

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A Ordinary Share	NSAIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the Units	NSAI	The Nasdaq Stock Market LLC
Rights included as part of the Units	NSAIR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	NSAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 31, 2026, NorthStrive Acquisition Corp I. (the “Company”) announced that, commencing on September 2, 2026, the holders of its units (the “Units”) issued in its initial public offering, each Unit consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), one right entitling the holder to receive one-fourth (1/4th) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination (each, a “Right”) and one redeemable warrant (the “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, may elect to separately trade the Class A Ordinary Shares, the Rights and the Warrants included in the Units. No fractional Rights or Warrants will be issued upon separation of the Units and only whole Rights or Warrants will trade. Any Units not separated will continue to trade on the Nasdaq Stock Market (“Nasdaq”) under the symbol NSAIU. The Class A Ordinary Shares, Rights and Warrants are expected to trade on Nasdaq under the symbols “NSAI,” “NSAIR,” and “NSAIW,” respectively. Holders of Units will need to have their brokers contact VStock Transfer, LLC, the Company’s transfer agent, in order to separate the Units into Class A Ordinary Shares, Rights and Warrants.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2026

NORTHSTRIVE ACQUISITION CORP I.

By:	/s/ Michel Tamer
Name:	Michel Tamer
Title:	Chief Executive Officer

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